Exhibit 99.1

Perfect Moment Expands Global Market for its Luxury Ski and Lifestyle Brand with New Sales Agencies in Southern Europe and Japan

●	Top-tier sales agencies to grow brand presence across key markets, including Europe and Asia.
●	New agency-led brand campaigns to support upcoming Winter Olympics collaborations.
●	Agencies bring decades of regional expertise for further expanding Perfect Moment’s wholesale distribution channels.

LONDON—January 06, 2025—Perfect Moment Ltd. (NYSE American: PMNT), the high-performance, luxury skiwear and lifestyle brand that fuses technical excellence with fashion-led designs, has partnered with globally renowned sales agencies to elevate brand awareness and expand its international presence.

The strategic partnerships are expected to strengthen the company’s wholesale distribution across key regions, including Europe and Asia. The agencies will focus on expanding Perfect Moment’s presence in luxury retailers and exclusive boutiques while complementing the company’s direct-to-consumer e-commerce channels.

The new agencies bring decades of experience and exceptional reputations in the fashion industry:

●	TBrand (also known as Riccardo Grassi Showroom) will oversee distribution in Southern Europe, including Italy, France, and Spain. Owned by Riccardo Grassi, this renowned agency brings unmatched expertise in launching iconic fashion brands across international markets.
●	Maison DixSept will lead Perfect Moment’s expansion in Japan, a major market for luxury goods. Headed by the former general manager of Alexander McQueen Japan, Maison DixSept brings to Perfect Moment extensive marketing expertise and connections for engaging discerning luxury consumers.

“These new global partnerships mark another exciting new chapter for Perfect Moment,” stated company CEO, Mark Buckley. “Our collaboration with such agencies that have deep knowledge and experience with their local markets will help ensure that our brand is well positioned for success on a global scale.”

Perfect Moment’s new head of business development, Rosela Mitropoulos, commented: “I’ve worked with and seen these great agencies produce remarkable results for other emerging global brands. I believe our brand is primed for the same—especially with the excitement building around our upcoming Winter Olympics collaborations.”

Mitropoulos’ recent appointment has assured that Perfect Moment’s distribution strategy remains aligned with its in-house sales and marketing goals, brand values and positioning. The agencies’ brand representatives include account managers fluent in several languages, including French, Italian, Spanish, English and Japanese. This helps ensure a higher level of customer service and more effective prospecting of new accounts. The integration of the new agencies has begun, with planning for showroom openings in Milan, Tokyo, and Paris in early 2025 already underway.

“We are excited to welcome Perfect Moment to our portfolio and to work as a partner on the Japanese market,” stated Maison DixSept president, Osamu Kurokawa. “We find Perfect Moment’s unique brand background and its constantly evolving collections highly attractive, and we are delighted that the Japanese market will have the opportunity to share and enjoy this moment.”

In collaboration with TBrand and other partners, Perfect Moment is working on a special collection for the Winter Olympics Milano-Cortina 2026 designed to further establish the company’s leadership in luxury ski apparel.

“We are very proud to begin this journey with Perfect Moment,” said Tbrand president, Riccardo Grassi. “The brand seamlessly aligns with the style and DNA of our offerings, and I am confident that our customers will appreciate it. With the artistic direction led by Perfect Moment co-founder and creative chief officer, Jane Gottschalk, and the management of its recently appointed head of business development, Rosela Mitropoulos, we are confident that Perfect Moment has incredible potential for growth.”

Perfect Moments’ skiwear offerings address the high-growth global luxury ski apparel market that is expected to reach $1.5 billion in 2024 and grow at a compound annual growth rate (CAGR) of 6.5% through 2031, according to Global Research and Insights.

The company also addresses an expanding market for luxury outerwear that is expected to reach $15.9 billion in 2024 and grow at a 7% CAGR through 2031, according to Absolute Market Research & Advisory.

These new Southern Europe and Japan agencies partnerships follow Perfect Moment’s recently announced North America sales agency partnership with renowned luxury fashion sales agency, CD Network, who is focused on expanding brand awareness and wholesale distribution in North America.

About Perfect Moment

The Perfect Moment brand was born in 1984 in the mountains of Chamonix, France. The Perfect Moment brand was relaunched by Max and Jane Gottschalk in 2012 and was acquired by the company in 2017 and 2018. Perfect Moment is a high-performance luxury skiwear and lifestyle brand. It blends technical excellence with fashion-forward designs, creating pieces that effortlessly transition from the slopes to the city, the beach, and beyond.

Initially the vision of extreme sports filmmaker and professional skier Thierry Donard, the brand was built on a sense of adventure that has sustained for over 20 years. Donard, fueled by his personal experiences, was driven by a desire to create pieces that offered quality, style and performance, pushing the wearer in the pursuit of every athlete’s dream: to experience ‘The Perfect Moment.’

In 2012, British-Swiss entrepreneurial couple Jane and Max Gottschalk took ownership of the brand. Under Jane’s creative direction Perfect Moment was injected with a new style focus, one that reignited the spirit of the heritage brand, along with a commitment to improving fit, performance and the use of best-in-class functional materials. As such, the designs evolved into distinct statement pieces synonymous with the brand as we know it today.

Today, the brand is available globally, online and via key retailers, including MyTheresa, Net-a-Porter, Harrods, Selfridges, Saks, Bergdorf Goodman and Neiman Marcus.

Learn more at www.perfectmoment.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ from those contained in the forward-looking statements, include those risks and uncertainties described more fully in the section titled “Risk Factors” in the final prospectus for our initial public offering and in our Form 10-K for the fiscal year ended March 31, 2024, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release are made as of this date and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

Company Contact

Jeff Clayborne, CFO

Perfect Moment

Tel (315) 615-6156

Email contact

Investor Contact

Ronald Both or Grant Stude

CMA Investor Relations

Tel (949) 432-7566

Email contact